                                                                    Exhibit 10.5


                             EMPLOYMENT AGREEMENT



  THIS EMPLOYMENT AGREEMENT made effective as of the 1st day of March , 1999, by and between Cybernet Internet Services International, Inc., a Delaware corporation (the "Corporation"), and Andreas Eder (the "Employee").



                             W I T N E S S E T H:
                             - - - - - - - - - -


  WHEREAS, the Employee desires to be employed by the Corporation as President and Chief Executive Officer upon the terms and conditions hereinafter set forth, and the Corporation desires that the Employee be so employed.

  NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties, intending to be legally bound, agree as follows:

  I.  Term of Employment.  Subject to the terms and conditions of this
      ------------------
Employment Agreement, the Corporation hereby employs the Employee as President and Chief Executive Officer, and the Employee hereby agrees to serve the Corporation in such capacity for the period commencing on the date hereof (the "Effective Date") and ending on the third anniversary of the Effective Date (the "Employment Period"), unless sooner terminated as hereinafter provided.

  2.  Scope of Duties. The Employee shall serve as President and Chief
      ---------------
Executive Officer of the Corporation, subject to the direction and control of the Board of Directors of the Corporation (the "Board"). In such capacity, the Employee shall have the customary powers, responsibilities and authority of presidents of corporations of the size, type, and nature of the Corporation as it exists from time to time. The Employee shall undertake such other duties as the Board from time to time shall reasonably designate, including, without limitation, serving as a consultant to affiliates of the Corporation and serving on the Board.

  3.  Time to be Devoted to Employment.  Except during vacation periods or
      --------------------------------
absences due to temporary illness, the Employee shall devote all of his professional and business time, attention, and energies to his duties and responsibilities hereunder as is reasonable to insure the Corporation's proper conduct. In performing such services, the Employee shall use his best efforts to promote the interests of the Corporation pursuant to and in accordance with reasonable business policies and procedures, as fixed from time to time by the Board. The Employee covenants and agrees that he will faithfully adhere to and fulfill such policies, consistent with this Agreement, as are established from time to time by the Board. Nothing contained herein shall prevent or be construed as preventing the Employee from holding or purchasing up to five percent (5%) of any class of stock or securities of a corporation which is listed on a national securities exchange or regularly traded in the over-the-counter market, or making other investments or participating in business ventures not involving telecommunication services and solutions, provided that such investments and business ventures do not conflict with his duties or obligations to the Corporation as provided in this Employment Agreement.

  4.  Compensation.  As total compensation for all services to be rendered by
      ------------
the Employee during the Employment Period, the Employee shall receive a salary at the rate of Two Hundred Twenty-Five Thousand Deutsch Mark (DM 225,000) per annum ("Base Salary"), which Base Salary shall be subject to federal, state, and other tax withholdings, and which shall be paid monthly in arrears or on such other basis as other employees of the Corporation generally are paid and which shall be subject to applicable US-taxes or taxes in the Employee's country of residence. In addition the Employee shall receive a bonus salary up to Seventy-Five Thousend Deutsch Marks (DM 75.000) per annum ("Bonus Salary") according to the bonus scheme (the "Bonus Salary Scheme") as approved from time to time by the Board of Directors.

  5.  Fringe Benefits.  The Employee shall be entitled to participate in any and
      ---------------
all fringe benefits and/or plans made available to other executives of the Corporation (to the extent the Employee qualifies therefor under the specific terms and conditions of each such benefit or plan), including, without limitation, dental/medical insurance and employee benefit plans which are or which may become available generally to senior management of the Corporation. The Employee shall be entitled to 30 working days vacation during each year of the Employment Period, to be taken at such time or times as the reasonable needs of the Corporation's business shall allow.

  6.  Reimbursement of Expenses.  The Corporation shall reimburse the Employee
      -------------------------
for all reasonable expenses incurred in connection with the promotion of the business of the Corporation, including expenses for travel, entertainment, and similar expenses incurred by the Employee on the Corporation's behalf; provided, however, no such reimbursement shall be made except upon the presentation by the Employee of an itemized account or other evidence of those expenses for which reimbursement then is being sought, all in form reasonably satisfactory to the Corporation.

  7.  Termination of Employment.  The Employee's employment shall terminate upon
      -------------------------
the Employee's resignation or death, and may be terminated by the Board on account of the Employee's Disability (as defined below) or for Cause (as defined below).

        (a) If the Employee dies during the term of his employment hereunder, the Corporation shall be obligated to pay to the Employee's estate all earned but unpaid Base Salary through the date of his death and for an additional period of twelve months after his death.

        (b) If the Employee shall become physically or mentally disabled ("Disability") during the term of this Employment Agreement such that (i) in the Board's good faith judgement, he is permanently incapable of properly performing each of the duties customarily performed by him hereunder, or (ii) such Disability lasts for a period of 60 consecutive days or for 90 days in any six-month period and the Corporation elects to treat such Disability as being permanent in nature, then the Corporation shall be obligated to pay to the

Employee all earned but unpaid Base Salary due to the Employee hereunder through the date of such termination.

        (c) If the Employee is terminated for Cause or the Employee resigns, the Employee shall be entitled to receive only his Base Salary through the date of termination.

        (d)  As used herein, "Cause" shall mean:


               i) the willful failure by the Employee to substantially perform his duties hereunder (including, without limitation, the Employee's refusal to carry out the directives of the Board provided that such directives do not offend against a law), for reasons other than death or disability;



               ii) a material breach of this Employment Agreement by the Employee (including, without limitation, the breach of any provision of Sections 8 and/or 9 hereof);



               iii) the willful engaging by the Employee in misconduct
                    materially injurious to the Corporation;



               iv) a breach of the Employee's duty of loyalty to the Corporation or any act of dishonesty or fraud with respect to the Corporation; or


               v) the commission of a felony, a crime involving moral turpitude or other act causing material harm to the Corporation's standing and reputation.

  8.  Disclosure of Information.
      -------------------------

        (a) All memoranda, notes, records, and other documents made or compiled by the Employee or made available to him during the term of his employment concerning the business of the Corporation or any affiliate of the Corporation (for purposes of this Section 8, the "Corporation"), shall be the Corporation's property and shall be delivered to the Corporation on the termination of the Employee's employment. The Employee shall not use for himself or others, or divulge to others, any proprietary or confidential information of the Corporation obtained by him as a result of his employment, unless authorized by the Corporation. For purposes of this Section 8, the term "proprietary or confidential information" shall mean all information which is known only to the Employee or to the Employee and the employees, former employees, consultants, or others in a confidential relationship with the Corporation, and relates to specific matters such as trade secrets, customers, potential customers, vendor lists, pricing and credit techniques, research and development activities, private processes, business plans, technical information, books and records, and any other information which the Corporation is obligated to keep confidential pursuant to the Corporation's contractual obligations to third parties, as they may exist from time to time, which the Employee may have acquired or obtained by virtue of work heretofore or hereafter performed for or on behalf of the Corporation, or which he may acquire or may have acquired knowledge of during the performance of said work, and which is not in the public domain.

        (b) In the event of a breach or a threatened breach by the Employee of the provisions of this Section 8, the Corporation shall be entitled to an injunction, without being required to post any bond, restraining the Employee from disclosing, in whole or in part, the aforementioned proprietary or confidential information of the Corporation, or from rendering any services to any person, firm, corporation, association, or other entity to whom such proprietary or confidential information, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing contained herein shall be construed as prohibiting the Corporation from pursuing any other remedies available to the Corporation for such breach or threatened breach, including the recovery of damages from the Employee.

  9.  Restrictive Covenants.
      ---------------------

        (a) In light of the unique and valuable services it is expected the Employee will render to the Corporation, the Employee's knowledge of the business of the Corporation and proprietary information relating to the business of the Corporation and similar knowledge regarding the Corporation it is expected the Employee will obtain during the course of his employment with the Corporation, and in consideration of this Agreement and the compensation to be received by the Employee hereunder, the Employee agrees that for so long as he is employed by the Corporation and for a period of one year thereafter (the "Covenant Period"), he will not compete, directly or indirectly, with the Corporation or any of its subsidiaries now owned or hereafter acquired (for purposes of this Section 9, the "Corporation") or, directly or indirectly (except as permitted by Section 3 hereof), own, manage, operate, control, loan money to, or participate in the ownership, management, operation or control of, or be connected with as a director, officer, employee, partner, consultant, agent, independent contractor or otherwise, or acquiesce in the use of his name in, any other business or organization which competes, directly or indirectly, with the Corporation, in any geographical area in which the Corporation is then conducting business or any geographical area in which, to the knowledge of the Employee, the Corporation plans to conduct business within a six (6) month period.

        (b) During the Covenant Period, the Employee will not, directly or indirectly, either individually or on behalf of any other person or entity (i) solicit customers, suppliers, or other business relations of the Corporation for the purpose of interfering with or encouraging them to terminate their relationship with the Corporation, or (ii) encourage other employees (full-time or part-time) of the Corporation to terminate their employment with the Corporation.

        (c) It is acknowledged and agreed that the restrictions contained in this Section 9, including, without limitation, the time periods and the geographical areas of the restrictions, are fair and reasonable and do not place any undue hardship on the Employee, and are reasonably required for the protection of the goodwill, the business, and the interests of the Corporation and its officers, directors, and other employees.

        (d) It is the desire and intent of the parties that the provisions of this Section 9 shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Section 9 shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable. Such deletion shall apply only with respect to the operation of such provisions of this Section 9 in the particular jurisdiction in which such adjudication is made. In addition, if the scope of any restriction contained in this Section 9 is too broad to permit enforcement thereof to its fullest extent, then such restriction shall be enforced to the maximum extent permitted by law, and the Employee hereby consents and agrees that such scope may be judicially modified in any proceeding brought to enforce such restriction.

        (e) In the event of a breach or threatened breach by the Employee of the provisions of this Section 9, the Corporation shall be entitled to an injunction and such other equitable relief as may be necessary or desirable to enforce the restrictions contained herein. Nothing herein contained shall be construed as prohibiting the Corporation from pursuing any other remedies available for such breach or threatened breach or any other breach of this Employment Agreement.

  10.  Representations.
       ---------------

        (a) The Employee represents and warrants to the Corporation that (i) the execution, delivery and performance of this Employment Agreement by the Employee does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which the Employee is a party or by which he is bound, (ii) the Employee is not a party to or bound by any employment agreement, non-compete agreement or confidentiality agreement with any other person or entity, and (iii) upon the execution and delivery of this Employment Agreement by the Employee, this Employment Agreement shall be the valid and binding obligation of the Employee, enforceable against him in accordance with its terms.

        (b) The Corporation represents and warrants to the Employee that (i) the execution, delivery, and performance of this Employment Agreement by the Corporation does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which the Corporation is a party or by which he is bound, and (ii) upon the execution and delivery of this Employment Agreement by the Corporation, this Employment Agreement shall be the valid and binding obligation of the Corporation, enforceable against it in accordance with its terms.

  11.  Miscellaneous.
       -------------

          (a)  Notices. All notices required or permitted to be given under the
               -------
provisions of this Employment Agreement shall be in writing and delivered personally or by certified or registered mail, return receipt requested, postage prepaid, to the following persons at the following addresses, or to such other persons at such other addresses as any party may request by notice in writing to the other party to this Employment Agreement.

          If to the Employee:

                  Mr. Andreas Eder
                  Max-Emanuel-Str. 25
                  82319 Starnberg, Germany

          If to the Corporation:

                  Cybernet Internet Services International, Inc.

                  Stefan-George-Ring 19-23

                  81929 Munich, Germany


        (b)  Successors and Assigns.  This Employment Agreement shall be
             ----------------------
binding upon the successors and assigns of the Corporation, and shall inure to the benefit of and be enforceable by and against its successors and assigns. This Employment Agreement is personal in nature and may not be assigned or transferred by the Employee without the prior written consent of the Corporation.

        (c)  Entire Agreement. This instrument contains the entire understanding
             ----------------
and agreement between the parties relating to the subject matter hereof, and neither this Employment Agreement nor any provision hereof may be waived, modified, amended, changed, discharged, or terminated, except by an agreement in writing signed by the party against whom enforcement of any waiver, modification, change, amendment, discharge, or termination is sought.

        (d)  Counterparts. This Employment Agreement may be executed
             ------------
simultaneously in counterparts, each of which shall be deemed an original, and all of which counterparts shall together constitute a single agreement.

        (e)  Illegality. If any one or more of the provisions of this Employment
             ----------
Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        (f)  Captions. The captions of the sections hereof are for convenience
             --------
only
and shall not control or affect the meaning or construction of any of the terms or provisions of this Employment Agreement.

        (g)  Governing Law. This Employment Agreement shall be governed by and
             -------------
construed in accordance with the laws of the Federal Republic of Germany, without giving any effect to any doctrine pertaining to the conflict of laws. The parties hereto irrevocably (i) submit to the jurisdiction of any German state or federal court in any action or proceeding arising out of or relating to this Employment Agreement, (ii) agree that all claims with respect to such action or proceeding shall be heard and determined in such a German state or federal court, and (iii) waive, to the fullest extent possible, the defense of an inconvenient forum. The parties hereby consent to and grant any such court jurisdiction over the persons of such parties and over the subject matter of any such dispute and agree that delivery or mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 11 hereof or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

  IN WITNESS WHEREOF, the parties hereto have set their hands and executed this Employment Agreement on the day and year first above written.



                   CYBERNET INTERNET SERVICES INTERNATIONAL INC.



                   By:        /s/ Alessandro Giacalone
                       -------------------------------
                       Chief Operating Officer



                                /s/ Andreas Eder
                       -------------------------------
                       Andreas Eder